UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2020

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

The information in this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

On March 4, 2020, AMAG Pharmaceuticals, Inc. (“AMAG”) issued a press release announcing its operating results for the quarter and year ended December 31, 2019 and its intention to hold a conference call to discuss AMAG’s financial results and provide a business update, including an update on recent corporate developments. A copy of AMAG’s press release is furnished herewith as Exhibit 99.1 and a copy of the presentation slides to be used during the conference call is furnished herewith as Exhibit 99.2.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2020, AMAG also announced that Julie Krop, M.D., AMAG’s Executive Vice President and Chief Medical Officer, will be leaving AMAG, effective March 31, 2020. In exchange for her agreeing to provide support and transition services through March 31, 2020, AMAG has agreed to provide Dr. Krop with a lump-sum payment of $288,000, subject to certain conditions, including that Dr. Krop execute an effective release and waiver of claims for the benefit of AMAG, as provided in a separation letter expected to be entered into on or about the date hereof.

The foregoing description of the separation letter is not complete and is qualified in its entirety by reference to the letter, which will be filed as an exhibit to AMAG’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2020.

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

On March 4, 2020, AMAG issued a press release announcing Dr. Krop’s departure and related matters. A copy of AMAG’s press release is furnished herewith as Exhibit 99.3.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of AMAG Pharmaceuticals, Inc., dated March 4, 2020 (furnished herewith)
99.2	Copy of AMAG Pharmaceuticals, Inc.’s presentation slides dated March 4, 2020 (furnished herewith)
99.3	Press Release of AMAG Pharmaceuticals, Inc., dated March 4, 2020 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph D. Vittiglio
Joseph D. Vittiglio
Chief Business Officer, General Counsel & Corporate Secretary

Dated:	March 4, 2020

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